NOTES RECEIVABLE	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
6. NOTES RECEIVABLE

As at April 28, 2014, the Company received the promissory notes of CAD $831,031 from Ningbo International Limited, a non related party, as result of disposal all issued and outstanding shares in NAI, all issued and outstanding shares of CWN HK and 23.8% of issued and outstanding shares of CWN Capital. See note 3. The promissory note is non interest bearing with a maturity date of one year with the option to extend upon mutual agreement. Subsequent to December 31, 2014, the Company extended the payment date of the notes receivable to April 28, 2016. During the year ended December 31, 2014, the Company recorded imputed interest income of $45,766 and foreign exchange loss of $37,715 in relation to the note. The effective interest rate of the note receivable is 10%.